 Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13A-14 OF THE SECURITIES EXCHANGE ACT OF 1934
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

  I, Sarah Romano, Chief Financial Officer of First Wave BioPharma, Inc. (the “Company”), certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of the Company; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 10, 2022	/s/ Sarah Romano Sarah Romano Chief Financial Officer (Principal Financial and Accounting Officer)